UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 6, 2019 (April 30, 2019)

HISTOGENICS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

One Marina Park Drive, Suite 900

Boston, Massachusetts 02210

(781) 547-7900

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

830 Winter Street, 3rd Floor

Waltham, Massachusetts 02451

(781) 547-7900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	HSGX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Item 1.02 Termination of a Material Definitive Agreement.

On April 30, 2019, Histogenics Corporation (the “Company”) entered into a Lease Termination Agreement (the “Waltham Termination Agreement”) with PPF OFF 828-830 WINTER STREET, LLC (the “Waltham Landlord”). The effect of the Waltham Termination Agreement is to terminate, as of April 30, 2019 (the “Waltham Termination Date”) upon satisfaction of the conditions set forth in the Waltham Termination Agreement, the Lease Agreement dated June 9, 2006 between Intercontinental Fund III 830 Winter Street, LLC and the Company (as amended, the “Waltham Lease”). The Waltham Lease relates to 25,472 rentable square feet located on the third floor and in the basement of 830 Winter Street, Waltham, Massachusetts. The original scheduled termination date of the Waltham Lease was December 31, 2024.

As consideration for the Waltham Landlord’s agreement to enter into the Waltham Termination Agreement and to accelerate the expiration date of the Waltham Lease to the Waltham Termination Date, the Company and the Waltham Landlord agreed that: (i) notwithstanding the provisions of the Waltham Lease, there shall be no adjustments for tax abatement proceeds, operation expenses, utility charges, cafeteria pro rata share based on any amounts paid by the Company through the Waltham Termination Date, (ii) the Company shall waive its right to receive an undisbursed contribution amount from the Waltham Landlord of approximately $57,000, and (iii) the Company shall pay to the Waltham Landlord a termination payment in the amount of $1,342,102.93. In addition, as additional consideration for the agreements of the Company and the Waltham Landlord contained in the Waltham Termination Agreement, in the event that the Parent Cash Adjustment Amount (as defined in that certain Agreement and Plan of Merger and Reorganization dated April 5, 2019 by and among the Company, Restore Merger Sub, Inc. and Ocugen, Inc. (“Merger Agreement”)) equals or exceeds 5.0%, then the Company, or its successor in interest, shall make a one-time additional payment to the Waltham Landlord in the amount of $315,795 no later than 45 days following the Effective Time (as defined in the Merger Agreement).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2019	HISTOGENICS CORPORATION

	By:	/s/ Adam Gridley
Adam Gridley
President